                             PARTICIPATION AGREEMENT

                                  BY AND AMONG

                       AIM VARIABLE INSURANCE FUNDS, INC.,

                            A I M DISTRIBUTORS, INC.,

                    LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK,
                             ON BEHALF OF ITSELF AND
                              ITS SEPARATE ACCOUNTS

                                       AND

                     LINCOLN FINANCIAL ADVISORS CORPORATION

                                               TABLE OF CONTENTS

Description                                                                                          Page
Section 1.   Available Funds............................................................................2
       1.1     Availability.............................................................................2
       1.2     Addition, Deletion or Modification of Funds..............................................2
       1.3     No Sales to the General Public...........................................................2

Section 2. Processing Transactions......................................................................3
       2.1     Timely Pricing and Orders................................................................3
       2.2     Timely Payments..........................................................................3
       2.3     Applicable Price.........................................................................3
       2.4     Dividends and Distributions..............................................................4
       2.5     Book Entry...............................................................................4

Section 3. Costs and Expenses...........................................................................4
       3.1     General..................................................................................4
       3.2     Parties To Cooperate.....................................................................4

Section 4. Legal Compliance.............................................................................5
       4.1     Tax Laws.................................................................................5
       4.2     Insurance and Certain Other Laws.........................................................7
       4.3     Securities Laws..........................................................................7
       4.4     Notice of Certain Proceedings and Other Circumstances....................................8
       4.5     LIFE COMPANY To Provide Documents; Information About AVIF ...............................9
       4.6     AVIF To Provide Documents; Information About LIFE COMPANY...............................10

Section 5. Mixed and Shared Funding....................................................................11
       5.1     General ................................................................................11
       5.2     Disinterested Directors ................................................................12
       5.3     Monitoring for Material Irreconcilable Conflicts .......................................12
       5.4     Conflict Remedies ......................................................................13
       5.5     Notice to LIFE COMPANY .................................................................14
       5.6     Information Requested by Board of Directors ............................................14
       5.7     Compliance with SEC Rules ..............................................................14
       5.8     Other Requirements .....................................................................14

Section 6. Termination.................................................................................15
       6.1     Events of Termination...................................................................15
       6.2     Notice Requirement for Termination .....................................................16
       6.3     Funds To Remain Available ..............................................................16


DESCRIPTION                                                                                           PAGE
-----------                                                                                           ----
       6.4     Survival of Warranties and Indemnifications..............................................16
       6.5     Continuance of Agreement for Certain Purposes............................................16

Section 7. Parties To Cooperate Respecting Termination..................................................17

Section 8. Assignment ..................................................................................17

Section 9. Notices......................................................................................17

Section 10. Voting Procedures ..........................................................................18

Section 11. Foreign Tax Credits ........................................................................18

Section 12. Indemnification.............................................................................19
       12.1     Of AVIF and AIM by LIFE COMPANY ........................................................19
       12.2     Of LIFE COMPANY by AVIF and AIM ........................................................21
       12.3     Effect of Notice .......................................................................23
       12.4     Successors .............................................................................23

Section 13. Applicable Law .............................................................................23

Section 14. Execution in Counterparts ..................................................................24

Section 15. Severability............................................................................... 24

Section 16. Rights Cumulative ..........................................................................24

Section 17. Headings................................................................................... 24

Section 18. Confidentiality ............................................................................24

Section 19. Trademarks and Fund Names ..................................................................25

Section 20. Parties to Cooperate .......................................................................26

                             PARTICIPATION AGREEMENT

       THIS AGREEMENT, made and entered into as of the day of ________,, 1998 ("Agreement"), by and among AIM Variable Insurance Funds, Inc., a Maryland corporation ("AVIF"), A. I M Distributors, Inc., a Delaware corporation ("AIM"), Lincoln Life & Annuity Company of New York, a New York life insurance company ("LIFE COMPANY"), on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each, an "Account," and collectively, the "Accounts"); and Lincoln Financial Advisors Corporation ("UNDERWRITER"), an affiliate of LIFE COMPANY and the principal underwriter of the Accounts and the Contracts (collectively, the "Parties").


                            WITNESSETH THAT:



       WHEREAS, AVIF is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, AVIF currently consists of thirteen separate series ("Series"), shares ("Shares") of each of which are registered under the Securities Act of 1933, as amended (the "1933 Act") and are currently sold to one or more separate accounts of life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies; and

       WHEREAS, AVIF will make Shares of each Series listed on Schedule A hereto as the Parties hereto may amend from time to time (each a "Fund"; reference herein to "AVIF" includes reference to each Fund, to the extent the context requires) available for purchase by the Accounts; and

       WHEREAS, LIFE COMPANY will be the issuer of certain variable annuity contracts and variable life insurance contracts ("Contracts" or Policies") as set forth on Schedule A hereto, as the Parties hereto may amend from time to time, which Contracts, if required by applicable law, will be registered under the 1933 Act; and

       WHEREAS, LIFE COMPANY will fund the Contracts through the Accounts, each of which may be divided into two or more subaccounts ("Subaccounts"; reference herein to an "Account" includes reference to each Subaccount thereof to the extent the context requires); and

       WHEREAS, LIFE COMPANY will serve as the depositor of the Accounts, each of which is registered as a unit investment trust investment company under the 1940 Act (or exempt therefrom), and the security interests deemed to be issued by the Accounts under the Policies will be registered as securities under the 1933 Act (or exempt therefrom); and

       WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase Shares in one or more of the Funds on behalf of the Accounts to fund the Policies; and

       WHEREAS, LIFE COMPANY is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and a member in good standing of the National Association of Securities Dealers, Inc. ("NASD");

       WHEREAS, UNDERWRITER is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and a member in good standing of the National Association of Securities Dealers, Inc. ("NASD");

       NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereto agree as follows:

SECTION 1. AVAILABLE FUNDS

       1.1      AVAILABILITY.

       AVIF will make Shares of each Fund available to LIFE COMPANY for purchase and redemption at net asset value and with no sales charges, subject to the terms and conditions of this Agreement. The Board of Directors of AVIF may refuse to sell Shares of any Fund to any person, or suspend or terminate the offering of Shares of any Fund if such action is required by law or by regulatory authorities having, jurisdiction or if, in the sole discretion of the Directors acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Fund.

       1.2      ADDITION, DELETION OR MODIFICATION OF FUNDS.

       The Parties hereto may agree, from time to time, to add other Funds to provide additional funding- media for the Policies, or to delete, combine, or modify existing Funds, by amending Schedule A hereto. Upon such amendment to Schedule A, any applicable reference to a Fund, AVIF, or its Shares herein shall include a reference to any such additional Fund or Fund resulting from a deletion or modification. Schedule A, as amended from time to time, is incorporated herein by reference and is a part hereof.

         1.3      NO SALES TO THE GENERAL PUBLIC.

       AVIF represents and warrants that no Shares of any Fund have been or will be sold to the general public.

SECTION 2. PROCESSING TRANSACTIONS

       2.1      TIMELY PRICING AND ORDERS.

      (a) AVIF or its desipated agent will use its best efforts to provide LIFE COMPANY with the net asset value per Share for each Fund by 6:00 p.m. Central Time on each Business Day. As used herein, "Business Day" shall mean any day on which (i) the New York Stock Exchange is open for regular trading and (ii) AVIF calculates the Fund's net asset value.

      (b) LIFE COMPANY will use the data provided by AVIF each Business Day pursuant to paragraph (a) immediately above to calculate Account unit values and to process transactions that receive that same Business Day's Account unit values. LIFE COMPANY will perform such Account processing the same Business Day, and will place corresponding orders to purchase or redeem Shares with AVIF by 9:00 a.m. Central Time the following Business Day; PROVIDED, however, that AVIF shall provide additional time to LIFE COMPANY in the event that AVIF is unable to meet the 6:00 p.m. time stated in paragraph
(a) immediately above. Such additional time-shall be equal to the additional time that AVIF takes to make the net asset values available to LIFE COMPANY.

      (c) With respect to payment of the purchase price by LIFE COMPANY and of redemption proceeds by AVIF, LIFE COMPANY and AVIF shall net purchase and redemption orders with respect to each Fund and shall transmit one net payment per Fund in accordance with Section 2.2, below.

      (d) If AVIF provides materially incorrect Share net asset value information (as determined under SEC guidelines), LIFE COMPANY shall be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct net asset value per Share. Any material error in the calculation or reporting- of net asset value per Share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY.

       2.2      TIMELY PAYMENTS.

       LIFE COMPANY will wire payment for net purchases to a custodial account designated by AVIF by 1:00 p.m. Central Time on the same day as the order for Shares is placed, to the extent practicable. AVIF will wire payment for net redemptions to an account designated by LIFE COMPANY by 1:00 p.m. Central Time on the same day as the Order is placed, to the extent practicable, but in any event within five (5) calendar days after the date the order is placed in order to enable LIFE COMPANY to pay redemption proceeds within the time specified in Section 22(e) of the 1940 Act or such shorter period of time as may be required by law.

       2.3      APPLICABLE PRICE.

       (a) Share purchase payments and redemption orders that result from purchase payments, premium payments, surrenders and other transactions under Policies (collectively, "Policy transactions") and that LIFE COMPANY receives prior to the close of regular trading on the New York Stock Exchange on a Business Day will be executed at the net asset values of the appropriate

Funds next computed after receipt by AVIF or its designated agent of the orders. For purposes of this Section 2.3(a), LIFE COMPANY shall be the designated agent of AVIF for receipt of orders relating to Policy transactions on each Business Day and receipt by such designated agent shall constitute receipt by AVIF; PROVIDED that AVIF receives notice of such orders by 9:00 a.m. Central Time on the next following Business Day or such later time as computed in accordance with Section 2.1 (b) hereof.

       (b) All other Share purchases and redemptions by LIFE COMPANY will be effected at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the order therefor, and such orders will be irrevocable.

       2.4      DIVIDENDS AND DISTRIBUTIONS.

       AVIF will furnish notice by wire or telephone (followed by written confirmation) on or prior to the payment date to LIFE COMPANY of any income dividends or capital gain distributions payable on the Shares of any Fund. LIFE COMPANY hereby elects to reinvest all dividends and capital gains distributions in additional Shares of the corresponding Fund at the ex-dividend date net asset values until LIFE COMPANY otherwise notifies AVIF in writing, it being agreed by the Parties that the ex-dividend date and the payment date with respect to any dividend or distribution will be the same Business Day. LIFE COMPANY reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.

       2.5      BOOK ENTRY..

       Issuance and transfer of AVIF Shares will be by book entry only. Stock certificates will not be issued to LIFE COMPANY. Shares ordered from AVIF will be recorded in an appropriate title for LIFE COMPANY, on behalf of its Account.


                       SECTION 3. COSTS AND EXPENSES


       3.1      GENERAL.

       Except as otherwise specifically provided in Schedule C, attached hereto and made a part hereof, each Party will bear all expenses incident to its performance under this Agreement.

       3.2      PARTIES TO COOPERATE.

       Each Party agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver, in a timely manner, combined or coordinated prospectuses or other materials of AVIF and the Accounts.

                           SECTION 4. LEGAL COMPLIANCE


       4.1      TAX LAWS.

       (a) AVIF represents and warrants that each Fund is currently qualified as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and represents that it will use its best efforts to qualify and to maintain qualification of each Fund as a RIC. AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

       (b) AVIF represents that it will use its best efforts to comply and to maintain each Fund's compliance with the diversification requirements set forth in Section 817(h) of the Code and Section 1.817-5(b) of the regulations under the Code. AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so comply or that a Fund might not so comply in the future. In the event of a breach of this Section 4. 1 (b) by AVIF, it will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Section 1.817-5 of the regulations under the Code.

       (c) LIFE COMPANY agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of LIFE COMPANY or, to LIFE COMPANY's knowledge, of any Participant, that any Fund has failed to comply with the diversification requirements of
Section 817(h) of the Code or LIFE COMPANY otherwise becomes aware of any facts that could give rise to any claim against AVIF or its affiliates as a result of such a failure or alleged failure:

                (i) LIFE COMPANY shall promptly notify AVIF of such assertion or potential claim (subject to the Confidentiality provisions of Section 18 as to any Participant);

                (ii) LIFE COMPANY shall consult with AVIF as to how to minimize any liability that may arise as a result of such failure or alleged failure;

                (iii) LIFE COMPANY shall use its best efforts to minimize any liability of AVIF or its affiliates resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations
                         Section 1.817-5(a)(2), to the Commissioner of the IRS that such failure was inadvertent;

                (iv) LIFE COMPANY shall permit AVIF, its affiliates and their legal and accounting, advisors to participate in any conferences, settlement discussions or other administrative or judicial proceeding or contests (including judicial appeals thereof) with the IRS, any Participant or any other claimant regarding any claims that could give rise to liability to AVIF or its affiliates as a result of such a failure or alleged failure; PROVIDED, however, that LIFE COMPANY will retain control of the conduct of such conferences discussions, proceedings, contests or appeals;

                (v) any written materials to be submitted by LIFE COMPANY to the IRS, any Participant or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations
                         Section 1.817-5(a)(2)), (a) shall be provided by LIFE COMPANY to AVIF (together with any supporting information or analysis); subject to the confidentiality provisions of Section 18, at least ten (10) business days or such shorter period to which the Parties hereto agree prior to the day on which such proposed materials are to be submitted, and (b) shall not be submitted by LIFE COMPANY to any such person without the express written consent of AVIF which shall not be unreasonably withheld;

                (vi) LIFE COMPANY shall provide AVIF or its affiliates and their accounting and legal advisors with such cooperation as AVIF shall reasonably request (including, without limitation, by permitting AVIF and its accounting and legal advisors to review the relevant books and records of LIFE COMPANY) in order facilitate review by AVIF or its advisors of any written submissions provided to it pursu-ant to the preceding clause or its assessment of the validity or amount of any claim against its arising from such a failure or alleged failure;

               (vii) LIFE COMPANY shall not with respect to any claim of the IRS or any Participant that would give rise to a claim against AVIF or its affiliates (a) compromise or settle any claim, (b) accept any adjustment on audit, or (c) forego any allowable administrative or judicial appeals, without the express written consent of AVIF or its affiliates, which shall not be unreasonably withheld, PROVIDED that LIFE COMPANY shall not be required, after exhausting all administrative penalties, to appeal any adverse judicial decision unless AVIF or its affiliates shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and PROVIDED FURTHER that the costs of any such appeal shall be borne equally by the Parties hereto; and

              (viii) AVIF and its affiliates shall have no liability as a result of such failure or alleged failure if LIFE COMPANY fails to comply with any of the foregoing clauses (i) through (vii), and such failure could be shown to have materially contributed to the liability.

       Should AVIF or any of its affiliates refuse to give its written consent to any compromise or settlement of any claim or liability hereunder, LIFE COMPANY may, in its discretion, authorize AVIF or its affiliates to act in the name of LIFE COMPANY in, and to control the conduct of, such conferences, discussions, proceedings, contests or appeals and all administrative or judicial appeals thereof, and in that event AVIF or its affiliates shall bear the fees and expenses associated with the conduct of the proceedings that it is so authorized to control; PROVIDED, that in no event shall LIFE COMPANY have any liability resulting from AVIFs refusal to accept the proposed settlement or compromise with respect to any failure caused by AVIF. As used in this Agreement, the term "affiliates" shall have the same meaning as "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

       (d) LIFE COMPANY represents and warrants that the Contracts currently are and will be treated as annuity contracts or life insurance policies under applicable provisions of the Code and that it will use its best efforts to maintain such treatment; LIFE COMPANY will notify AVIF immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

       (e) LIFE COMPANY represents and warrants that each Account is a "segregated asset account" and that interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract," within the meaning of such terms under Section 817 of the Code and the regulations thereunder. LIFE COMPANY will use its best efforts to continue to meet such definitional requirements, and it will notify AVIF immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

       4.2      INSURANCE AND CERTAIN OTHER LAWS.

       (a) AVIF will use its best efforts to comply with any applicable state insurance laws or regulations, to the extent specifically requested in writing by LIFE COMPANY, including, the furnishing of information not otherwise available to LIFE COMPANY which is required by state insurance law to enable LIFE COMPANY to obtain the authority needed to issue the Contracts in any applicable state.

       (b) LIFE COMPANY represents and warrants that (1) it is an insurance company duly organized, validly existing, under the laws of the State of New York and has full corporate power, authority and legal right to execute, deliver and per-form its duties and comply with its obligations under this Agreement, (ii) it has legally and validly established and maintains each Account as a segregated asset account under New York Insurance Law and the regulations thereunder, and (iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

       (c) AVIF represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

       (d) AIM represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and right to execute, deliver and perform its duties and comply with its obligations under this agreement.

       4.3      SECURITIES LAWS.

       (a) LIFE COMPANY represents and warrants that (i) interests in each Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act, (ii) the

Contracts will be duly authorized for issuance and sold in compliance with all applicable federal and state laws, INCLUDING, WITHOUT limitation, the 1933 Act, the 1934 Act, the 1940 Act and New York law, (iii) each Account is and will remain registered under the 1940 Act, to the extent required by the 1940 Act, (iv) each Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, to the extent required, (v) each Account's 1933 Act registration statement relating to the Contracts (to the extent required), together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder, (vi) LIFE COMPANY will amend any registration statement for its Contracts under the 1933 Act and for its Accounts under the 1940 Act from time to time to the extent required in order to effect the continuous offering of its Policies or as may otherwise be required by applicable law, and (vii) each Account Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

       (b) AVIF represents and warrants that (i) Shares sold pursuant to this Agreement will be, registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Maryland law, (ii) AVIF is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) AVIF will amend the registration statement for its Shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its Shares, (iv) AVIF does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) AVIF's 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) AVIF's Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

       (c) AVIIF will at its expense register and qualify its Shares for sale in accordance with the laws of any state or other jurisdiction if and to the extent reasonably deemed advisable by AVIF.

       (d) AVIF currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b- I under the 1940 Act or otherwise, although it reserves the right to make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, AVIF undertakes to have its Board of Directors, a majority of whom are not "interested" persons of the Fund, formulate and approve any plan under Rule l2b-I to finance distribution expenses.

       (e) AVIF represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(l) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.


       4.4      NOTICE OF CERTAIN PROCEEDINGS AND OTHER CIRCUMSTANCES.

       (a) AVIF will immediately notify LIFE COMPANY of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to AVIF's registration statement under the 1933 Act or AVIF Prospectus, (1i) any request by the SEC for any amendment to such registration statement or AVIF Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings against AVIF, AIM or the investment adviser to AVIF for that purpose or for any other purpose relating to the registration or offering of AVIF's Shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Shares of any Fund in any state or jurisdiction, including, without limitation, any circumstances in which (a) such Shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law, or (b) such law precludes the use of such Shares as an underlying investment medium of the Policies issued or to be issued by LIFE COMPANY. AVIF will make every reasonable effort to prevent the issuance, with respect to any Fund, of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

       (b) LIFE COMPANY will immediately notify AVIF of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to each Account's registration statement under the 1933 Act relating to the Policies or each Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Account Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering, of each Account's interests pursuant to the Policies, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. LIFE COMPANY will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

       4.5      LIFE COMPANY TO PROVIDE DOCUMENTS: INFORMATION ABOUT AVIF.

       (a) LIFE COMPANY will provide to AVIF or its designated agent at least one (1) complete copy of all SEC registration statements, Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to each Account or the Contracts and to one (1) or more Funds, within twenty (20) calendar days of the filing of such document with the SEC or other regulatory authorities.

       (b) LIFE COMPANY will provide to AVIF or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which AVIF or any of its affiliates is named, at least ten (10) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if AVIF or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. AVIF hereby designates AIM as the entity to receive such sales literature, until such time as AVIF appoints another designated agent by giving notice to LIFE COMPANY in the manner required by Section 9 hereof.

       (c) Neither LIFE COMPANY nor any of its affiliates, will give any information or make any representations or statements on behalf of or concerning AVIF or its affiliates in connection with the sale of the Policies other than (i) the information or representations contained in the registration statement, including the AVIF Prospectus contained therein, relating to Shares, as such registration statement and AVIF Prospectus may be amended from time to time; or (ii) in reports or proxy materials for AVIF; or (iii) in published reports for AVIF that are in the public domain and approved by AVIF for distribution; or (iv) in sales literature or other promotional material approved by AVIF, except with the express written permission of AVIF or AW.

       (d) LIFE COMPANY shall adopt and implement procedures reasonably designed to ensure that information concerning AVIF and its affiliates that is intended for use only by brokers or agents selling the Policies (I.E., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither AVIF nor any of its affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

       (e) For the purposes of this Section 4.5, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (E.G., on-line networks such as the Internet or other electronic messages), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

       4.6      AVIF TO PROVIDE DOCUMENTS; INFORMATION ABOUT LIFE COMPANY.

       (a) AVIF will provide to LIFE COMPANY at least one (1) complete copy of all SEC registration statements, AVIF Prospectuses, reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to one (1) or more Funds, within twenty (20) calendar days of the filing of such document with the SEC or other regulatory authorities.

       (b) AVIF will provide to LIFE COMPANY camera ready copies of all AVIF prospectuses relating to the Funds and printed copies, in an amount specified by LIFE COMPANY, of AVIF statements of additional information, proxy materials, periodic reports to shareholders and other materials required by law to be sent to Participants who have allocated any Contract value to a Fund. AVIF will provide such copies to LIFE COMPANY in a timely manner so as to enable LIFE COMPANY, as the case may be, to print and distribute such materials within the time required by law to be furnished to Participants.

       (c) AVIF will provide to LIFE COMPANY or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which LIFE COMPANY, or any of its respective affiliates is named, or that refers to the Policies, at least ten (10) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if LIFE COMPANY or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. LIFE COMPANY shall receive all such sales literature until such time as it appoints a designated agent by giving notice to AVIF in the manner required by Section 9 hereof.

       (d) Neither AVIF nor any of its affiliates will give any information or make any representations or statements on behalf of or concerning LIFE COMPANY, each Account, or the Contracts other than (i) the information or representations contained in the registration statement, including each Account Prospectus contained therein, relating to the Contracts, as such registration statement and Account Prospectus may be amended from time to time; or (ii) in published reports for the Account or the Contracts that are in the public domain and approved by LIFE COMPANY for distribution; or (iii) in sales literature or other promotional material approved by LIFE COMPANY or its affiliates, except with the express written permission of LIFE COMPANY.

       (e) AIM shall adopt and implement procedures reasonably designed to ensure that information concerning LIFE COMPANY, and its respective affiliates that is intended for use only by brokers or agents selling the Policies (I.E., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither LIFE
COMPANY, nor any of its respective affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

       (f) For purposes of this Section 4.6, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (E.G., on-line networks such as the Internet or other electronic messages), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training, materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.


                      SECTION 5. MIXED AND SHARED FUNDING


       5.1      GENERAL.

       The SEC has granted an order to AVIF exempting it from certain provisions of the 1940 Act and rules thereunder so that AVIF may be available for investment by certain other entities, including, without limitation, separate accounts funding variable annuity contracts or variable life insurance policies, separate accounts of insurance companies unaffiliated with LIFE COMPANY, and trustees of qualified pension and retirement plans (collectively, "Mixed and Shared Funding"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5. Sections
5.2 through 5.8 below shall apply pursuant to such an exemptive order granted to AVIF. AVIF hereby notifies LIFE COMPANY that AVIF has implemented Mixed and Shared Funding and it may be appropriate to include in the prospectus pursuant to which a Contract is offered disclosure regarding the potential risks of Mixed and Shared Funding.

       5.2      DISINTERESTED DIRECTORS.

       AVIF agrees that its Board of Directors shall at all times consist of directors a majority of whom (the "Disinterested Directors") are not interested persons of AVIF within the meaning of Section 2(a)(19) of the 1940 Act and the rules thereunder and as modified by any applicable orders of the SEC, except that if this condition is not met by reason of the death, disqualification, or bona fide resignation of any director, then the operation of this condition shall be suspended (a) for a period of forty-five
(45) days if the vacancy or vacancies may be filled by the Board;(b) for a period of sixty (60) days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by order upon application.

       5.3      MONITORING FOR MATERIAL IRRECONCILABLE CONFLICTS.

       AVIF agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the Participants in all separate accounts of life insurance companies utilizing AVIF ("Participating Insurance Companies"), including each Account, and participants in all qualified retirement and pension plans investing, in AVIF ("Participating Plans"). LIFE COMPANY agrees to inform the Board of Directors of AVIF of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a ,"material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

       (a)      an action by any state insurance or other regulatory authority;

       (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

       (c) an administrative or judicial decision in any relevant proceeding;

       (d) the manner in which the investments of any Fund are being managed;

       (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract Participants or by Participants of different Participating Insurance Companies;

       (f) a decision by a Participating Insurance Company to disregard the voting instructions of Participants; or

       (g) a decision by a Participating Plan to disregard the voting instructions of Plan participants.

Consistent with the SEC's requirements in connection with exemptive orders of the type referred to in Section 5.1 hereof, LIFE COMPANY will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors, upon their request, with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by LIFE COMPANY to disregard voting instructions of Participants. LIFE COMPANY's responsibilities in connection with the foregoing shall be carried out with a view only to the interests of Participants.


       5.4      CONFLICT REMEDIES.

       (a) It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, LIFE COMPANY will, if it is a Participating Insurance Company for which a material irreconcilable conflict is relevant, at its own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

             (i) withdrawing the assets allocable to some or all of the Accounts from AVIF or any Fund and reinvesting such assets in a different investment medium, including, but not limited to, another Fund of AVIF, or submitting the question whether such segregation should be implemented to a vote of all affected Participants and, as appropriate, segregating the assets of any particular group (e.g., annuity Participants, life insurance Participants or all Participants) that votes in favor of such segregation, or offering, to the affected Participants the option of making such a change; and

             ii) establishing a new registered investment company of the type defined as a "management company" in Section
                      4(3) of the 1940 Act or a new separate account that is operated as a management company.

       (b) If the material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Participant voting instructions and that decision represents a minority position-or would preclude a majority vote, LIFE COMPANY may be required, at AVIF's election, to withdraw each Account's investment in AVIF or any Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six (6) months after AVIF gives notice to LIFE COMPANY that this provision is being implemented, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF.

       (c) If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to LIFE COMPANY conflicts with the majority of other state regulators, then LIFE COMPANY will withdraw each Account's investment in AVIF within six (6) months after AVIF's Board of Directors informs LIFE COMPANY that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF. No charge or penalty will be imposed as a result of such withdrawal.

       (d) LIFE COMPANY agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.

       (e) For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will AVIF or any of its affiliates be required to establish a new funding medium for any Contracts. LIFE COMPANY will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.

       5.5      NOTICE TO LIFE COMPANY.

       AVIF will promptly make known in writing to LIFE COMPANY the Board of Directors' determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

       5.6      INFORMATION REQUESTED BY BOARD OF DIRECTORS.

       LIFE COMPANY and AVIF (or its investment adviser) will at least annually submit to the Board of Directors of AVIF such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof or any exemptive order granted by the SEC to permit Mixed and Shared Funding, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

       5.7      COMPLIANCE WITH SEC RULES.

       If, at any time during which AVIF is serving as an investment medium for variable life insurance Policies, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to Mixed and Shared Funding, AVIF agrees that it will comply with the terms and conditions thereof and that the terms of this
Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

       5.8      OTHER REQUIREMENTS.

       AVIF will require that each Participating Insurance Company and Participating Plan enter into an agreement with AVIF that contains in substance the same provisions as are set forth in Sections 4. 1 (b), 4. 1 (d), 4.3(a), 4.4(b), 4.5(a), 5, and 10 of this Agreement.

                               SECTION 6. TERMINATION

       6.1      EVENTS OF TERMINATION.

Subject to Section 6.4 below, this Agreement will terminate as to a
Fund:

       (a) at the option of any party, with or without cause with respect to the Fund, upon six (6) months advance written notice to the other parties, or, if later, upon receipt of any required exemptive relief (i.e., a substitution order) from the SEC, unless otherwise agreed to in writing by the parties; or

       (b) at the option of AVIF upon institution of formal proceedings against LIFE COMPANY or its affiliates by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding LIFE COMPANY's obligations under this Agreement or related to the sale of the Contracts, the operation of each Account, or the purchase of Shares, if, in each case, AVIF reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Fund with respect to which the Agreement is to be terminated; or

       (c) at the option of LIFE COMPANY upon institution of formal proceedings against AVIF, AIM or the Fund's investment adviser by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding AVIF's obligations under this Agreement or related to the operation or management of AVIF or the purchase of AVIF Shares, if, in each case, LIFE COMPANY reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on LIFE COMPANY, or the Subaccount corresponding, to the Fund with respect to which the Agreement is to be terminated; or

       (d) at the option of any Party in the event that (1) the Fund's Shares are not registered and, in all material respects, issued and sold in accordance with any applicable federal or state law, or (H) such law precludes the use of such Shares as an underlying, investment medium of the Policies issued or to be issued by LIFE COMPANY; or

       (e) upon termination of the corresponding Subaccount's investment in the Fund pursuant to Section 5 hereof; or

       (f) at the option of LIFE COMPANY if the Fund ceases to qualify as a RIC under Subchapter M of the Code or under successor or similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so qualify; or

       (g) at the option of LIFE COMPANY if the Fund fails to comply with Section 817(h) of the Code or with successor or similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so comply; or

       (h) at the option of AVIF if the Policies issued by LIFE COMPANY cease to qualify as annuity contracts or life insurance policies under the Code (other than by reason of the Fund's noncompliance with Section 817(h) or Subchapter M of the Code) or if interests in an Account under the Contracts are not registered, where such registration is required, and, in all material respects, are not issued or sold in accordance with any applicable federal or state law; or

       (i) upon another Party's material breach of any provision of this Agreement.

       6.2      NOTICE REQUIREMENT FOR TERMINATION.

       No termination of this Agreement will be effective unless and until the Party terminating this Agreement gives prior written notice to the other Party to this Agreement of its intent to terminate, and such notice shall set forth the basis for such termination. Furthermore:

       (a) in the event that any termination is based upon the provisions of Sections 6. 1 (a) or 6. 1 (e) hereof, such prior written notice shall be given at least six (6) months in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto;

       (b) in the event that any termination is based upon the provisions of Sections 6. 1 (b) or 6. 1 (c) hereof, such prior written notice shall be given at least ninety (90) days in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto; and

       (c) in the event that any termination is based upon the provisions of Sections 6. 1 (d), 6. 1 (f), 6. 1 (g), 6. 1 (h) or 6. 1 (i)
hereof, such prior written notice shall be given as soon as possible within twenty-four (24) hours after the terminating Party learns of the event causing termination to be required.

       6.3      FUNDS TO REMAIN AVAILABLE.

       Notwithstanding any termination of this Agreement, AVIF will, at the option of LIFE COMPANY, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Policies"). Specifically, without limitation, the owners of the Existing Policies will be permitted to reallocate investments in the Fund (as in effect on such date), redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Policies. The parties agree that this Section 6.3 will not apply to any terminations under Section 5 and the effect of such terminations will be governed by Section 5 of this Agreement.

       6.4      SURVIVAL OF WARRANTIES AND INDEMNIFICATIONS.

All warranties and indemnifications will survive the termination of this Agreement.

       6.5      CONTINUANCE OF AGREEMENT FOR CERTAIN PURPOSES.

If any Party terminates this Agreement with respect to any Fund pursuant to Sections 6. 1 (b), 6. 1 (c), 6. 1 (d), 6. 1 (f), 6. 1 (g), 6. 1 (h) or
6. 1 (i) hereof, this Agreement shall nevertheless continue in effect as to any Shares of that Fund that are outstanding as of the date of such termination (the

"Initial Termination Date"). This continuation shall extend to the earlier of the date as of which an Account owns no Shares of the affected Fund or a date (the "Final Termination Date") six (6) months following the Initial Termination Date, except that LIFE COMPANY may, by written notice shorten said six (6) month period in the case of a termination pursuant to Sections 6.1(d), 6.1(f), 6.1(g), 6. 1(h) or 6. 1 (i).


                SECTION 7. PARTIES TO COOPERATE RESPECTING TERMINATION

       The Parties hereto agree to cooperate and give reasonable assistance to one another in taking all necessary and appropriate steps for the purpose of ensuring that an Account owns no Shares of a Fund after the Final Termination Date with respect thereto, or, in the case of a termination pursuant to Section 6. l (a), the termination date specified in the notice of termination. Such steps may include combining the affected Account with another Account, substituting other mutual fund shares for those of the affected Fund, or otherwise terminating participation by the Policies in such Fund.

                               SECTION 8. ASSIGNMENT

This Agreement may not be assigned by any Party, except with the written consent of each other Party.

                                 SECTION 9. NOTICES

       Notices and communications required or permitted by Section 9 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

               AIM VARIABLE INSURANCE FUNDS, INC.
               A I M DISTRIBUTORS, INC.
               11 Greenway Plaza, Suite 100
               Houston, Texas 77046
               Facsimile: (713) 993-9185
               Attn: Nancy L. Martin, Esq.

               LINCOLN LIFE & ANNUITY COMPANY of New York
               120 Madison Street, Suite 1700
               Syracuse, NY 13202
               Attn: Robert 0. Sheppard, Esq.

               LINCOLN FINANCIAL ADVISORS CORPORATION
               1300 S. Clinton Street
               Fort Wayne, IN 46802
               Facsimile: (219) 455-1773
               Attn: Kelly D. Clevenger
                     Vice President


                          SECTION 10. VOTING PROCEDURES

       Subject to the cost allocation procedures set forth in Section 3 hereof, LIFE COMPANY will distribute all proxy material furnished by AVIF to Participants to whom pass-through voting privileges are required to be extended and will solicit voting instructions from Participants. LIFE COMPANY will vote Shares in accordance with timely instructions received from Participants. LIFE COMPANY will vote Shares that are (a) not attributable to Participants to whom pass-through voting privileges are extended, or (b) attributable to Participants, but for which no timely instructions have been received, in the same proportion as Shares for which said instructions have been received from Participants, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for Participants. Neither LIFE COMPANY nor any of its affiliates will in any way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Participants. Notwithstanding the foregoing, LIFE COMPANY reserves the right to vote shares held in any Account in its own right, to the extent permitted by law. LIFE COMPANY shall be responsible for assuring that each of its Accounts holding Shares calculates voting privileges in a manner consistent with that of other Participating Insurance Companies or in the manner required by the Mixed and Shared Funding exemptive order obtained by AVIF. AVIF will notify LIFE COMPANY of any changes of interpretations or amendments to Mixed and Shared Funding, exemptive order it has obtained. AVIF will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, AVIF either will provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or will comply with Section 16(c) of the 1940 Act (although AVIF is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, AVIF will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the SEC may promulgate with respect thereto.

                          SECTION 11. FOREIGN TAX CREDITS

       AVIF agrees to consult in advance with LIFE COMPANY concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to its shareholders.

                            SECTION 12. INDEMNIFICATION

       12.1     OF AVIF AND AIM BY LIFE COMPANY AND UNDERWRITER.

       (a) Except to the extent provided in Sections 12.1(b) and 12.1(c), below, LIFE COMPANY and UNDERWRITER agree to indemnify and hold harmless AVIF, AIM, their affiliates, and each person, if any, who controls AVIF, AIM, or their affiliates within the meaning of Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12. 1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY and/or UNDERWRITER or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise; PROVIDED, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:

                (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY and/or UNDERWRITER by or on behalf of AVIF for use in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising, or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

                (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of LIFE COMPANY, UNDERWRITER, or their affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of LIFE COMPANY, UNDERWRITER, or their respective affiliates or persons under their control (including, without limitation, their employees and "persons associated with a member", as that term is defined in paragraph (q) of Article I of the NASD's By-Laws), in connection with the sale or distribution of the Contracts or Shares; or

                (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIFs 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to AVIF, AIM or their affiliates by or on behalf of LIFE COMPANY, UNDERWRITER, or their affiliates for use in AVIFs 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing; or

                (iv) arise as a result of any failure by LIFE COMPANY and/or LJNDERWRITER to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement, or any material breach of any representation and/or warranty made by LIFE COMPANY and/or UNDERWRITER in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY and/or UNDERWRITER; or

                (v) arise as a result of failure by the Policies issued by LIFE COMPANY to qualify as annuity contracts or life insurance policies under the Code, otherwise than by reason of any Fund's failure to comply with Subchapter M or Section 817(h) of the Code.

       (b) Neither LIFE COMPANY nor UNDERWRITER shall be liable under this Section 12.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties (i) under this Agreement, or (ii) to AVIF or AIM.

       (c) Neither LIFE COMPANY nor UNDERWRITER shall be liable under this Section 12.1 with respect to any action against an Indemnified Party unless AVIF or AIM shall have notified LIFE COMPANY in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY and/or LTNDERWRITER of any such action shall not relieve LIFE COMPANY and/or UNDERWRITER from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section
12. 1. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, LIFE COMPANY and/or UNDERWRITER shall be entitled to participate, at its own expense, in the defense of such action and also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from LIFE COMPANY and/or UNDERWRITER to such Indemnified Party of LIFE COMPANY's and/or UNDERWRITER's election to assume the defense thereof, the Indemnified Party will cooperate fully with LIFE COMPANY and/or UNDERWRITER and shall bear the fees and expenses of any additional counsel retained by it, and neither LIFE COMPANY nor UNDERWRITER will be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

       12.2     OF  LIFE COMPANY AND UNDERWRITER BY AVIF AND AIM.

       (a). Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e), below, AVIF and AIM agree to indemnify and hold harmless LIFE COMPANY, UNDERWRITER, their respective affiliates, and each person, if any, who controls LIFE COMPANY, UNDERWRITER, or their respective affiliates within the meaning of Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law, or otherwise; PROVIDED, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:

                (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIFs 1933 Act registration statement, AVIF Prospectus or sales literature or advertising, of AVIF (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required  to be stated  therein or necessary to
                         make the statements therein not misleading;
                         PROVIDED, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information  furnished  to AVIF  or its
                         affiliates by or on behalf of LIFE COMPANY, UNDERWRITER, or their respective affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, or in sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

                (ii)     arise out of or as a result of any  other
                         statements or  representations  (other  than
                         statements  or  representations   contained  in  any
                          Account's  1933  Act  registration statement,  any
                         Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of AVIF, AIM or their affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of AVIF, AIM or their affiliates or persons under their control (including, without limitation, their employees and "persons associated with a member" as that term is defined in Section (q) of Article I of the NASD By-Laws), in connection with the sale or distribution of AVIF Shares; or

                (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY, UNDERWRITER, or their affiliates by or on behalf of AVIF or AIM for use in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or

                (iv) arise as a result of any failure by AVIF to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement, or any material breach of any representation and/or warranty made by AVIF in this Agreement or arise out of or result from any other material breach of this Agreement by AVIF.

       (b) Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e) hereof, AVIF and AIM agree to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Fund to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder, or (ii) Section 817(h) of the Code and regulations thereunder, including, without limitation, any income taxes and related penalties, rescission charges, liability under state law to Participants asserting, liability against LIFE COMPANY pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the IRS, and the cost of any substitution by LIFE COMPANY of Shares of another investment company or portfolio for those of any adversely affected Fund as a funding medium for each Account that LIFE COMPANY reasonably deems necessary or appropriate as a result of the noncompliance.

       (c) Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties (1) under this Agreement, or
(1i) to LIFE COMPANY, UNDERWRITER, each Account or Participants.

       (d) Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any action against an Indemnified Party unless the Indemnified Party shall have notified AVIF and/or AIM in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify AVIIF or AIM of any such action shall not relieve AVIF or AIM from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.2. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, AVIF and/or AIM will be entitled to participate, at its own expense, in the defense of such action and also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the
IRS), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from AVIF and/or AIM to such Indemnified Party of AVIF's or AIM's election to assume the defense thereof, the Indemnified Party will cooperate fully with AVIF and AIM shall bear the fees and expenses of any additional counsel retained by it, and AVIF and AIM will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

       (e) In no event shall AVIF or AIM be liable under the indemnification provisions contained in this Agreement to any individual or entity, including, without limitation, LIFE COMPANY; UNDERWRITER, or any other Participating Insurance Company or any Participant, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by LIFE COMPANY hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by LIFE COMPANY or any Participating Insurance Company to maintain its segregated asset account (which invests in any Fund) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by LIFE COMPANY or any Participating Insurance Company to maintain its variable annuity contracts or life insurance policies (with respect to which any Fund serves as an underlying, funding vehicle) as annuity contracts or life insurance policies under applicable provisions of the Code.

       12.3    EFFECT OF NOTICE.

       Any notice given by the indemnifying Party to an Indemnified Party referred to in Sections 12.1 (c) or 12.2(d) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

       12.4   SUCCESSORS.

       A successor by law of any Party shall be entitled to the benefits of the indemnification contained in this Section 12.


                           SECTION 13. APPLICABLE LAW

       This Agreement will be construed and the provisions hereof interpreted under and in accordance with Maryland law, without regard for that state's principles of conflict of laws.

                          SECTION 14. EXECUTION IN COUP

       This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

                            SECTION 15. SEVERABILITY

       If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

                          SECTION 16. RIGHTS CUMULATIVE

       The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.

                             SECTION 17. HEADINGS

The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

                          SECTION 18. CONFIDENTIALITY

       AVIF acknowledges that the identities of the customers of LIFE COMPANY or any of its affiliates (collectively, the "LIFE COMPANY Protected
Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the LIFE COMPANY Protected Parties or any of their employees or agents in connection with LIFE COMPANY's performance of its duties under this Agreement are the valuable property of the LIFE COMPANY Protected Parties. AVIF agrees that if it comes into possession of any list or compilation of the identities of or other information about the LIFE COMPANY Protected Parties' customers, or any other information or property of the LIFE COMPANY Protected Parties, other than such information as may be independently developed or compiled by AVIF from information supplied to it by the LIFE COMPANY Protected Parties' customers who also maintain accounts directly with AVIF, AVIF will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with LIFE COMPANY's prior written consent; or (b) as required by law or judicial process. LIFE COMPANY acknowledges that the identities of the customers of AVIF or any of its affiliates (collectively, the "AVIF Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the AVIF Protected Parties or any of their employees or agents in connection with AVIF's performance of its duties under this Agreement are the valuable property of the AVIF Protected Parties. LIFE COMPANY agrees that if it comes into possession of any list or compilation of the identities of or other information about the AVIF Protected Parties' customers or any other information or property of the AVIF Protected Parties, other than such information as may be independently developed or compiled by LIFE COMPANY from information supplied to it by the AVIF Protected Parties' customers who also maintain accounts directly with LIFE COMPANY, LIFE COMPANY will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with AVIF's prior written consent; or (b) as required by law judicial process. Each party acknowledges that any breach of the agreements in this Section 18 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.


                      SECTION 19. TRADEMARKS AND FUND NAMES

       (a) A I M Management Group Inc. ("ALM" or "licensor"), an affiliate of AVIF, owns all right, title and interest in and to the name, trademark and service mark "AIM" and such other trade names, trademarks and service marks as may be set forth on Schedule B, as amended from time to time by written notice from ADA to LIFE COMPANY (the "AIM licensed marks" or the "licensor's licensed marks") and is authorized to use and to license other persons to use such marks. LIFE COMPANY and its affiliates are hereby granted a non-exclusive license to use the AIM licensed marks in connection with LIFE COMPANY's performance of the services contemplated under this Agreement, subject to the terms and conditions set forth in this Section 19.

       (b) The grant of license to LIFE COMPANY and its affiliates ( the "licensee") shall terminate automatically upon termination of this Agreement. Upon automatic termination, the licensee shall cease to use the licensor's licensed marks, except that LIFE COMPANY shall have the right to continue to service any outstanding Contracts bearing any of the AIM licensed marks. Upon AIM's elective termination of this license, LIFE COMPANY and its affiliates shall immediately cease to issue any new annuity or life insurance Policies bearing any of the AIM licensed marks and shall likewise cease any activity which suggests that it has any right under any of the AIM licensed marks or that it has any association with AIM, except that LIFE COMPANY shall have the right to continue to service outstanding Contracts bearing any of the AIM licensed marks.

       (c) The licensee shall obtain the prior written approval of the licensor for the public release by such licensee of any materials bearing the licensor's licensed marks. The licensor's approvals shall not be unreasonably withheld.

       (d) During the term of this grant of license, a licensor may request that a licensee submit samples of any materials bearing any of the licensor's licensed marks which were previously approved by the licensor but, due to changed circumstances, the licensor may wish to reconsider. If, on reconsideration, or on initial review, respectively, any such samples fail to meet with the written approval of the licensor, then the licensee shall immediately cease distributing such disapproved materials. The licensor's approval shall not be unreasonably withheld, and the licensor, when requesting reconsideration of a prior approval, shall assume the reasonable expenses of withdrawing and replacing such disapproved materials. The licensee shall obtain the prior written approval of the licensor for the use of any new materials developed to replace the disapproved materials, in the manner set forth above.

       (e). The licensee hereunder: (i) acknowledges and stipulates that, to the best of the knowledge of the licensee, the licensor's licensed marks are valid and enforceable trademarks and/or service marks and that such licensee does not own the licensor's licensed marks and claims no rights therein other than as a licensee under this Agreement; (ii) agrees never to contend otherwise in legal proceedings or in other circumstances; and (iii) acknowledges and agrees that the use of the licensor's licensed marks pursuant to this grant of license shall inure to the benefit of the licensor.


                         SECTION 20. PARTIES TO COOPERATE

       Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD, the IRS and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records (including copies thereof) in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                           AIM VARIABLE INSURANCE FUNDS, INC.

Attest: /s/ Nancy L. Martin                By: /s/ Robert Graham
Name: Nancy L. Martin                      Name: Robert Graham
Title: Assistant Secretary                 President


                                           A I M DISTRIBUTORS, INC.
Attest: /s/ Nancy L. Martin                By: /s/ MICHAEL J. CEMO
Name: Nancy L. Martin                      Name: MICHAEL J. CEMO
Title: Assistant Secretary                 President


                                           LINCOLN LIFE & ANNUITY COMPANY OF
                                           NEW YORK, on behalf of itself and
                                           its separate accounts
Attest: /s/ Kathleen R. Gorman             By: /s/ PHILIP L. HOLSTEIN
Name: Kathleen R. Gorman                   Name: PHILIP L. HOLSTEIN
Title: Assistant Vice                      President
       President

                                           LINCOLN FINANCIAL ADVISORS
                                           CORPORATION as principal
                                           underwriter for the separate
                                           accounts of Lincoln Life & Annuity
                                           Company of New York
Attest: /s/ Bonnie Jean Taylor             By: /s/ JOHN M. BEHRENDT
Name: Bonnie Jean Taylor                   Name: JOHN M. BEHRENDT
Title: Executive Assistant                 President  Vice President

                                  SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES

 -       AIM VARIABLE INSURANCE FUNDS, INC.

         AIM V.I. Capital Appreciation Fund
         AIM V.I. Diversified Income Fund
         AIM V.I. Growth Fund
         AIM V.I. Value Fund

SEPARATE ACCOUNTS UTILIZING THE FUNDS

         Lincoln Life & Annuity Flexible Premium Variable Life Account M
         LLANY Separate Account R for Flexible Premium Variable Life Insurance

POLICIES FUNDED BY THE SEPARATE ACCOUNTS

         Lincoln Life & Annuity Company of New York:
         Flexible Premium Variable Life Insurance Policy
         LN615 NY LNY

         Lincoln Life & Annuity Company of New York
         Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
         LN650 NY

                                  SCHEDULE B


AIM VARIABLE INSURANCE FUNDS, INC.


  AIM      Fund


  AIM and Design


  AIM LOGO

                                  SCHEDULE C

                              EXPENSE ALLOCATIONS


DESCRIPTION                        LIFE COMPANY                       AIM/AVIF
REGISTRATION

Prepare and file                   Account registration               Fund registration statements
registration statements(1)           statements

Payment of fees                    Account fees                       Fund fees

PROSPECTUSES

Typesetting                        Account Prospectuses               Fund Prospectuses

                                   Account Prospectuses, and          Fund Prospectuses distributed
Printing                           Fund Prospectuses                  to existing Participants'
                                   (but not for EXISTING,
                                   PARTICIPANTS)

SAIS

Typesetting                        Account SAIs                       Fund SAIs

Printing                           Account SAIs                       Fund SAIs

SUPPLEMENTS (TO
PROSPECTUSES OR SAlS

Typesetting and Printing          Account Supplements, and           Fund Supplements to existing
                                  Fund Supplements (but not for      Participants(2)
                                  existing Participants)

       (1) Includes all filings and costs necessary to keep registrations current and effective; including, without limitation, filing Forms N-SAR and Rule 2417-2 Notices as required by law.

       (2) With respect to any AVIF material printed in combination with any non-AVIF materials, total costs of typesetting and printing shall be prorated as between AINVAVIF on the one hand and LIFE COMPANY on the other based on
(a) the ratio of the number of pages of the combined prospectus, report, or other document, for each Fund listed on Schedule A hereto to the total number of pages in such combined prospectus, report, or other document; and (b) the ratio of the number of Participants who invest in all Funds of AVIF to the total number of Participants.


Description                        LIFE COMPANY                       AIM/AVIEF

FINANCIAL REPORTS

Typesetting                        Account Reports                    Fund Reports to existing
                                                                      ParticipantS(2)

Printing                           Account Reports, and Fund
                                   Reports (not to existing
                                   PARTICIPANTS)

MAILING AND DISTRIBUTION

To Contract owners                 Account and Fund
                                   Prospectuses, SAIs,
                                   Supplements and Reports

To Offerees                        Account and Fund
                                   Prospectuses, SAls,
                                   SUPPLEMENTS and REPORTS

PROXIES

Typesetting, printing and          Account and Fund Proxies           Fund Proxies where the
mailing of proxy                   where the matters submitted        matters submitted are solely
solicitation materials and         are solely Account-related         Fund-related
voting instruction
solicitation materials and         Account Proxies even where
tabulation of proxies to           the matters submitted are
Participants                       solely Fund-related

OTHER (SALES-RELATED)

Contract owner                    Account-related items and\
communication                     Fund-related items

Distribution                      Policies

Administration                    Account (Policies)


       (2) With respect to any AVIF material printed in combination with any non-AVIF materials, total costs of typesetting and printing shall be prorated as between AIM/AVIF on the one hand and LIFE COMPANY on the other based on
(a) the ratio of the number of pages of the combined prospectus, report, or other document, for each Fund listed on Schedule A hereto to the total number of pages in such combined prospectus, report, or other document; and (b) the ratio of the number of Participants who invest in all Funds of AVIF to the total number of Participants.

                                 AMENDMENT NO. I

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 15, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, The Lincoln Life & Annuity Company of New York, a New York life insurance company and Lincoln Financial Advisors Corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                                     SCHEDULE A

     FUNDS AVAILABLE UNDER                        SEPARATE ACCOUNTS                          POLICIES/CONTRACTS FUNDED
         THE POLICIES                             UTILIZING SOME OR                          BY THE SEPARATE ACCOUNTS
                                                  ALL OF THE FUNDS
AIM V.I. Capital Appreciation Fund          Lincoln Life & Annuity Flexible          -   The Lincoln Life & Annuity Company of New
AIM V.I. Diversified Income Fund             Premium Variable Life Account M             York: Flexible Premium Variable Life
AIM V.I. Growth Fund                                                                     Insurance Policy LN615NYLNY
AIM V.I. International Equity Fund
AIM V.I. Value Fund                         LLANY Separate Account R for             -   The Lincoln Life & Annuity Company of New
                                             Flexible Premium Variable Life              York: Flexible Premium Variable Life
                                             Insurance                                   Insurance Policy On the Lives of Two
                                                                                         Insureds LN650NY

                                                                                     -   Lincoln Life & Annuity Company of New York:
                                            Lincoln New York Account N for               Delaware Lincoln New York Choice Plus
                                             Variable Annuities                          Variable Annuity AN426NY


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

     Effective Date:

                                           AIM VARIABLE INSURANCE FUNDS, INC.

     Attest:                           By:
     Name:                             Name:
     Title:   Assistant Secretary      Title: President

s

 (SEAL)


                                     1 of 2

Attest:                            (SEAL)
Name:
Title:
                                   AIM DISTRIBUTORS, INC.

                                   By:
                                   Name:
                                   Title:
(SEAL)


                                   THE LINCOLN LIFE & ANNUITY COMPANY OF
                                   NEW YORK

Attest:
Name:
Title:
                                   By:
                                   Name:
                                   Title:
(SEAL)


                                   LINCOLN FINANCIAL ADVISORS CORPORATION
Attest:
Name:                              By:
Title:                             Name:
                                   Title:


                                     2 of 2

                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 15, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, The Lincoln Life & Annuity Company of New York, a New York life insurance company and Lincoln Financial Advisors Corporation, is hereby amended as follows:

          Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A

------------------------------------------- ----------------------------------- ----------------------------------------------------
          FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                      POLICIES/CONTRACTS FUNDED BY THE
              THE POLICIES                           UTILIZING SOME OR                              SEPARATE ACCOUNTS
                                                     ALL OF THE FUNDS
------------------------------------------- ----------------------------------- ----------------------------------------------------
AIM V.I. Capital Appreciation Fund          Lincoln Life & Annuity              -  The Lincoln Life & Annuity Company of New York:
AIM V.I. Diversified Income Fund            Flexible  Premium Variable             Flexible Premium Variable Life Insurance Policy
AIM V.I. Growth Fund                        Life Account M                         LN615NYLNY; LN660NY
AIM V.I. International Equity Fund
AIM V.I. Value Fund

------------------------------------------- ----------------------------------- ----------------------------------------------------
                                            LLANY Separate Account R            -  The Lincoln Life & Annuity Company of New York:
                                            for Flexible Premium                   Flexible Premium Variable Life Insurance Policy
                                            Variable Life Insurance                On the Lives of Two Insureds LN650NY; LN655

------------------------------------------- ----------------------------------- ----------------------------------------------------
                                            Lincoln New York Account N          -  Lincoln Life & Annuity Company of New York:
                                              for Variable Annuities               Delaware Lincoln New York Choice Plus Variable
                                                                                   Annuity AN426NY
------------------------------------------- ----------------------------------- ----------------------------------------------------


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   ___________________


                                                     AIM VARIABLE INSURANCE FUNDS, INC.



Attest:                                              By:
         --------------------------------                  -------------------------------------
Name:    Nancy L. Martin                             Name:    Robert H. Graham
Title:   Assistant Secretary                         Title:   President


(SEAL)

                                     1 of 2




                                                     A I M DISTRIBUTORS, INC.


Attest:                                              By:
         --------------------------------                   ------------------------------------
Name:    Nancy L. Martin                             Name:    Michael J. Cemo
Title:   Assistant Secretary                         Title:   President


(SEAL)




                                                     THE LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK



Attest:                                              By:
         --------------------------------                   ------------------------------------
Name:                                                Name:
         --------------------------------                   ------------------------------------
Title:                                               Title:
         --------------------------------                   ------------------------------------

(SEAL)




                                                     LINCOLN FINANCIAL ADVISORS CORPORATION


AAttest:                                             By:
         --------------------------------                   ------------------------------------
Name:                                                Name:
         --------------------------------                   ------------------------------------
Title:                                               Title:
         --------------------------------                   ------------------------------------

(SEAL)

                                     2 of 2

3952
                                 AMENDMENT NO. 3

                            PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 15, 1998, by and among AIM Variable insurance Funds (formerly "AIM Variable Insurance Funds, Inc.", a Maryland corporation), A I M Distributors, Inc., a Delaware Corporation, The Lincoln Life & Annuity Company of New York, a New York life insurance company and Lincoln Financial Advisors Corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                                   SCHEDULE A

    FUNDS AVAILABLE UNDER                 SEPARATE ACCOUNTS                  POLICIES/CONTRACTS FUNDED BY THE
        THE POLICIES                      UTILIZING SOME OR                          SEPARATE ACCOUNTS
                                           ALL OF THE FUNDS
AIM V.I. Capital Appreciation Fund     Lincoln Life & Annuity Flexible    -  The Lincoln Life & Annuity Company of New
AIM V.I. Diversified Income Fund       Premium Variable Life                 York: Flexible Premium Variable Life Insurance
AIM V.I. Growth Fund                   Account M                             Policy LN615NYLNY; LN660NY
AIM V.I. International Equity Fund
AIM V.I. Value Fund

                                       LLANY Separate Account R           -  The Lincoln Life & Annuity Company of New
                                       for Flexible Premium                  York: Flexible Premium  Variable Life Insurance
                                       Variable Life Insurance               Policy On the Lives of Two Insureds LN650NY;
                                                                             LN655

                                       Lincoln New York Separate          -  Lincoln Life & Annuity Company of New York:
                                       Account N for Variable                Lincoln Choice Plus Variable Annuity
                                       Annuities                             AN426NY; Lincoln Choice Plus Access
                                                                             Variable Annuity 30296 NY

    IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: July 15, 2000


                                      AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Nancy L. Martin           By: /s/ Gary T. Crum
Name: Nancy L. Martin                 Name: Gary T. Crum
Title: Assistant Secretary            Title: Senior Vice President

(SEAL)


S:\AGR\2000\PAA80AV1F.doc
062300 (1) )jld                       1 of 2

                                      A I M DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin           By: /s/ Michael J. Cemo
Name: Nancy L. Martin                 Name: Michael J. Cemo
Title: Assistant Secretary            Title: President

(SEAL)



                                      THE LINCOLN LIFE & ANNUITY
                                      COMPANY OF NEW YORK

Attest: /s/ Kathleen Gorman           By: /s/ Troy D. Panning
Name: Kathleen Gorman                 Name: Troy D. Panning
Title: Assistant Secretary            Title: CFO/2nd Vice President

(SEAL)



                                      LINCOLN FINANCIAL ADVISORS CORPORATION

Attest: /s/ Trina Mills               By: /s/ Richard C. Boyles
Name: Trina Mills                     Name: Richard C. Boyles
Title: Assistant Secretary            Title: 2nd Vice President

(SEAL)









S:\AGR\2000\PAA80AVIF.doc
062300 (1) jld                         2 of 2

3952
 AIM
FUNDS
                                                 P.O. Box 4333
                                                 Houston, TX 77210-4333
                                                 11 Greenway Plaza, Suite 100
                                                 Houston, TX 77046-1173
                                                 713-626-1919

                                                 A I M Distributors, Inc.


April 27, 2000

VIA FEDERAL EXPRESS

Troy D. Panning
Lincoln Life & Annuity Company of New York,
Lincoln Financial Advisors Corporation
350 Church Street
Hartford, CT 06130-1106

Re: Notice of Assignment and Consent

Dear Mr. Panning:

Lincoln Life & Annuity Company of New York, Lincoln Financial Advisors Corporation and AIM Variable Insurance Funds, Inc. are parties to a Participation Agreement dated October 15, 1998 (the "Agreement").

On May 1, 2000, AIM Variable Insurance Funds, Inc., a Maryland corporation, will be reorganized into AIM Variable Insurance Funds, a Delaware business trust. AIM Variable Insurance Funds will succeed to all the rights and obligations of AIM Variable Insurance Funds, Inc. This reorganization will result in a technical change of control of AIM Variable Insurance Funds, Inc. and thus an assignment of the Agreement.

Such assignment requires the consent of the parties. Accordingly, AIM Variable Insurance Funds, Inc. requests that you PROVIDE YOUR CONSENT TO THE ASSIGNMENT OF THE AGREEMENT AS DESCRIBED ABOVE BY SIGNING WHERE INDICATED BELOW AND RETURNING ONE MANUALLY-EXECUTED COPY OF THIS LETTER TO LAURIE HOLLIS NO LATER THAN MAY 8, 2000. THIS LETTER SHALL CONSTITUTE AN AMENDMENT TO THE AGREEMENT EFFECTIVE MAY 1, 2000.





S:\AGR\Reorg\Assign-a.doc
042700 (1) sjh                                     MEMBER OF THE AMVESCAP GROUP

Thank you for your prompt attention and assistance in this matter. If you have any questions, please call Laurie Hollis at 713-214-1785.

Sincerely,


Carol F. Relihan
Senior Vice President


ACKNOWLEDGED AND AGREED:

By: /s/ Troy D. Panning

Name: Troy D. Panning

Title: CFO/2nd Vice President

Date: 9/6/00



ACKNOWLEDGED AND AGREED:

By: /s/ Richard C. Boyles

Name: Richard C. Boyles

Title: 2nd Vice President

Date: 9/6/00





SAAGR\Reorg\Assign-b.doc
042700 (1) sjh                                      Member OF THE AMYESGAP Group

                                 AMENDMENT NO. 4

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 15, 1998, by and among AIM Variable Insurance Funds (formerly "AIM Variable Insurance Funds , Inc.", a Maryland corporation), A I M Distributors, Inc., a Delaware Corporation, Lincoln Life & Annuity Company of New York, a New York life insurance company and Lincoln Financial Advisors Corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                                    SEPARATE ACCOUNTS
          FUNDS AVAILABLE UNDER                     UTILIZING SOME OR                       POLICIES/CONTRACTS FUNDED BY THE
               THE POLICIES                          ALL OF THE FUNDS                              SEPARATE ACCOUNTS
               ------------                          ----------------                              -----------------
AIM V.I. Capital Appreciation Fund          Lincoln Life & Annuity Flexible     - Lincoln Life & Annuity Company of New York:
AIM V.I. Diversified Income Fund              Premium Variable Life               Flexible Premium Variable Life Insurance Policy
AIM V.I. Growth Fund                          Account M                           LN615NY; LN660NY
AIM V.I. International Equity Fund
AIM V.I. Value Fund
AIM V.I. Growth Fund - Series II            LLANY Separate Account R            - Lincoln Life & Annuity Company of New York:
AIM V.I. International Equity Fund --         for Flexible Premium                Flexible Premium Variable Life Insurance Policy On
  Series II                                   Variable Life Insurance             the Lives of Two Insureds LN650NY; LN655
AIM V.I. Value Fund - Series II

                                            Lincoln New York Account N          - Lincoln Life & Annuity Company of New York:
                                              for Variable Annuities              Lincoln ChoicePlus Variable Annuity AN426NY;
                                                                                  Lincoln ChoicePlus Access Variable Annuity 30296NY


                                            LLANY Separate Account S            - The Lincoln National Life Insurance Company:
                                              for Flexible Premium                Corporate-owned Variable Universal Life Policies
                                              Variable Life Insurance             LN925NY

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:  July 15, 2001


                                     AIM VARIABLE INSURANCE FUNDS, INC.

Attest: /s/ Nancy L. Martin          By: /s/ Carol F. Relihan
       ----------------------------     ----------------------------------------
Name:                                Name:
Title:                               Title:


(SEAL)

                                     A I M DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin          By: /s/ Michael J. Cemo
       ----------------------------     ----------------------------------------
Name:       Nancy L. Martin          Name:   Michael J. Cemo
Title:      Assistant Secretary      Title:  President


(SEAL)


                                     LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Attest:                              By: /s/ Steven M. Kluever
       ----------------------------     ----------------------------------------
Name:                                Name:   Steven M. Kluever
       ----------------------------  Title:  2nd Vice President
Title:
       ----------------------------


(SEAL)


                                     LINCOLN FINANCIAL ADVISORS CORPORATION

Attest:                              By:
       ----------------------------     ----------------------------------------
Name:                                Name:
       ----------------------------        -------------------------------------
Title:                               Title:
       ----------------------------        -------------------------------------


(SEAL)

Job 1898

                                    Form of

                                AMENDMENT NO. 4

                            PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 15, 1998, by and among AIM Variable Insurance Funds (formerly "AIM Variable Insurance Funds , Inc.", a Maryland corporation), A I M Distributors, Inc., a Delaware Corporation, Lincoln Life & Annuity Company of New York, a New York life insurance company and Lincoln Financial Advisors Corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

          FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                      POLICIES/CONTRACTS FUNDED BY THE
              THE POLICIES                           UTILIZING SOME OR                              SEPARATE ACCOUNTS
                                                     ALL OF THE FUNDS
AIM V.I. Capital Appreciation Fund          Lincoln Life & Annuity              -    Lincoln Life & Annuity Company of New York:
AIM V.I. Diversified Income Fund              Flexible Premium Variable              Flexible Premium Variable Life Insurance Policy
AIM V.I. Growth Fund                          Life Account M                         LN615NY; LN660NY
AIM V.I. International Equity Fund
AIM V.I. Value Fund
AIM V.I. Growth Fund - Series II
AIM V.I. International Equity Fund --
     Series II
AIM V.I. Value Fund - Series II

                                            LLANY Separate Account R            -    Lincoln Life & Annuity Company of New York:
                                              for Flexible                           Flexible Premium Variable Life Insurance
                                              Premium Variable                       Policy On the Lives of Two Insureds
                                              Life Insurance                         LN650NY; LN655

                                            Lincoln New York Account N          -    Lincoln Life & Annuity Company of New York:
                                              for Variable Annuities                 Lincoln ChoicePlus Variable Annuity AN426NY;
                                                                                     Lincoln ChoicePlus Access Variable Annuity
                                                                                     30296NY

                                            LLANY Separate Account S for        -    The Lincoln National Life Insurance Company:
                                              Flexible Premium Variable Life         Corporate-owned Variable Universal Life
                                              Insurance                              Policies LN925NY

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2002


                                          AIM VARIABLE INSURANCE FUNDS, INC.

Attest:                                   By:
         -------------------                  ------------------------------


                                     1 of 2

Name:                                     Name:
Title:                                    Title:

(SEAL)

                                          A I M DISTRIBUTORS, INC.

Attest:                                   By:
         ------------------------------       ------------------------------
Name:    Nancy L. Martin                  Name:    Michael J. Cemo
Title:   Assistant Secretary              Title:   President

(SEAL)

                                          LINCOLN LIFE & ANNUITY COMPANY OF
                                          NEW YORK

Attest:                                   By:
         ------------------------------       ------------------------------
Name:                                     Name:    Steven M. Kluever
         ------------------------------   Title:   2nd Vice President

Title:
         ------------------------------

(SEAL)

                                          LINCOLN FINANCIAL ADVISORS CORPORATION

Attest:                                   By:
         ------------------------------       ------------------------------

Name:                                     Name:
         ------------------------------         ----------------------------

Title:                                    Title:
         ------------------------------         ----------------------------

(SEAL)

                                     2 of 2

                                     FORM OF

                                AMENDMENT NO. 5
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 15, 1998, by and among AIM Variable Insurance Funds (formerly "AIM Variable Insurance Funds , Inc.", a Maryland corporation), A I M Distributors, Inc., a Delaware Corporation, Lincoln Life & Annuity Company of New York, a New York life insurance company and Lincoln Financial Advisors Corporation, is hereby amended as follows:

     Section 2.1 (d) is hereby amended as follows:

               (d) In the event of any material error in the calculation or communication of net asset value, dividends or capital gain information or any delay in the communication, the responsible party or parties shall reimburse the LIFE COMPANY for any losses or reasonable costs incurred as a result of the error or delay, including but not limited to, amounts needed to make contractowners whole and reasonable administrative costs necessary to correct the error.


     Section 9. Notices is hereby amended to replace Lincoln Life & Annuity Company of New York and Lincoln Financial Advisors Corporation information with the following:

               LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
               1300 S. Clinton Street
               Fort Wayne, IN 46802
               Facsimile: (260) 455-1773
               Attn: Funds Management

               LINCOLN FINANCIAL ADVISORS CORPORATION
               1300 S. Clinton Street
               Fort Wayne, IN 46802
               Facsimile: (260) 455-1773
               Attn: Funds Management

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

          FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                      POLICIES/CONTRACTS FUNDED BY THE
              THE POLICIES                           UTILIZING SOME OR                              SEPARATE ACCOUNTS
                                                     ALL OF THE FUNDS
------------------------------------------- ----------------------------------- ----------------------------------------------------
          (Series I Shares)                 Lincoln Life & Annuity Flexible     Lincoln Life & Annuity Company of New York:
AIM V.I. Capital Appreciation Fund            Premium Variable Life             Flexible Premium Variable Life Insurance Policy
AIM V.I. Diversified Income Fund              Account M                         LN615NY; LN660NY; LN665NY; LN670NY; LN680NY;
AIM V.I. Growth Fund                                                            LN690NY
AIM V.I. International Equity Fund
AIM V.I. Premier Equity Fund

          (Series II Shares)                LLANY Separate Account R            Lincoln Life & Annuity Company of New York:
AIM V.I. Growth Fund                          for Flexible Premium              Flexible Premium Variable Life Insurance Policy On
AIM V.I. International Equity Fund            Variable Life Insurance           the Lives of Two Insureds LN650NY; LN655NY; LN656NY
AIM V.I. Premier Equity Fund

                                            Lincoln New York Account N          Lincoln Life & Annuity Company of New York: Lincoln
                                              for Variable Annuities            ChoicePlus Variable Annuity AN426NY; Lincoln
                                                                                ChoicePlus Access Variable Annuity 30296NY

                                                                                Lincoln Life & Annuity Company of New York: Lincoln
                                                                                ChoicePlus II Variable Annuity, Lincoln ChoicePlus
                                                                                II Access Variable Annuity, Lincoln ChoicePlus II
                                                                                Advance Variable Annuity, Lincoln ChoicePlus II
                                                                                Bonus Variable Annuity 30070BNYMVA3

                                                                                Lincoln Life & Annuity Company of New York: Lincoln
                                                                                ChoicePlus Assurance (B Share) Variable Annuity
                                                                                30070BNYBA; Lincoln ChoicePlus Assurance (C Share)
                                                                                Variable Annuity 30070BNYC; Lincoln ChoicePlus
                                                                                Assurance (L Share) Variable Annuity 30070BNYAL;
                                                                                Lincoln ChoicePlus Assurance (Bonus) Variable
                                                                                Annuity 30070BNYN

                                            LLANY Separate Account S for        The Lincoln National Life Insurance Company:
                                            Flexible Premium Variable Life      Corporate-owned Group Variable Universal Life
                                            Insurance                           Policies LN925NY

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf of its duly authorized officer on the date specified below. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   August 1, 2002


                                     AIM VARIABLE INSURANCE FUNDS, INC.


Attest:                              By:
        ------------------------         ---------------------------------------
Name:                                Name:
Title:                               Title:


(SEAL)

                                     A I M DISTRIBUTORS, INC.


Attest:                              By:
        ------------------------         ---------------------------------------
Name:                                Name:
Title:                               Title:


(SEAL)


                                     LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


Attest:                              By:
        ------------------------         ---------------------------------------

Name:                                Name:  Rise C.M. Taylor
        ------------------------
                                     Title: 2nd Vice President
Title:
        ------------------------


(SEAL)


                                     LINCOLN FINANCIAL ADVISORS CORPORATION


Attest:                              By:
        ------------------------           -------------------------------------

Name:                                Name:
        ------------------------           -------------------------------------

Title:                               Title:
        ------------------------           -------------------------------------


(SEAL)